UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14th, 2021.

Blox, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53565	20-8530914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

708-1155 West Pender Street, Vancouver British Columbia

(Address of Principal Executive Offices) (Zip Code)

(604)-314-9293

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BLXX	OTC US

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Items

Blox is happy to announce that the documents pertaining to the matter between Blox and the Ministry of Minerals and Geology (MMG) have been lodged in the Supreme Court in Guinea. We are awaiting news from the court as to the date the matter will be heard.

The Supreme Court has already identified and agreed some procedural anomalies in the issuing of the license to Penta Goldfields Company SA (Penta), and has suspended Penta’s license.

As the Blox case is based on the same procedural anomalies, we anticipate a favorable outcome in this matter.

Below is a chronology of the relevant events so far.

On 29 Jan 2020 License cancelled by MMG

On 4 Feb 2020 Mr Kaba (Kaba) - In-country manager for Blox and Mansounia – applied to MMG for the Mansounia Concession in the name of his company Penta, without any discussion with Blox’s Board of Directors. Kaba’s letter to MMG states that discussions with another investor are well advanced.

On 17 Feb 2020 Kaba advises Blox that he has received notice that the Mansounia license has been cancelled.

On 27 Mar 2020 Equus (formerly Caspian Oil and Gas and the Trustee holder of the license for Blox) wrote a letter to the Minister of Minerals and Geology advising him that it was appealing the cancellation of the Caspian Oil and Gas permit.

On 6 Apr 2020 MMG issued an Exploration license to Penta.

On 27 Jul 2020 Equus sought an Injunction against Penta in the Supreme court to cease any activity with the Penta license until the matter against MMG has been heard. Citing some procedural anomalies with the issuing of the license to Penta, the court upheld the application and ruled that Kaba’s/Penta’s license be suspended pending the outcome of the matter against MMG.

The matter between Equus and MMG was set for October 2020, however, Equus chose to disagree about being the primary Plaintiff in the matter, and as a result it was delayed further.

For and on behalf of the Board

Tony Pickett

Chairman

info@bloxinc.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2021

Blox, Inc.

/s/ Tony Pickett
Tony Pickett
Chairman

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